August 24, 2004
FUNDX FUNDS

FUNDX UPGRADER FUND
FUNDX AGGRESSIVE UPGRADER FUND
FUNDX CONSERVATIVE UPGRADER FUND
FUNDX FLEXIBLE INCOME FUND

Each a series of Professionally Managed Portfolios

Supplement to
Prospectus dated February 20, 2004

(Replacing Supplement Dated July 6, 2004)

The FundX Funds are committed to being receptive to new and existing shareholders with varied investment strategies. The Funds, therefore, expect that some portion of their assets will come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Because the Funds fully disclose their portfolio holdings monthly, they could be subject to such trading activity, especially when substantially invested in international or certain fixed-income funds. Because the Funds do not invest in individual securities, they are not subject to the same liquidity concerns facing other mutual funds, and the Funds’ investment advisor believes that there is little impact on a Fund as a result of frequent trading. Except as noted below, the Funds do not see a need to restrict the frequency of purchases and redemptions.

The risks associated with market timing activity and high portfolio turnover may have a negative impact on long-term investors. Short-term investors who engage in frequent purchases and redemptions can create some transaction costs that are borne by all shareholders. Frequent trading could increase the rate of a Fund’s portfolio turnover. The tax effects (and some trading costs) associated with portfolio turnover may adversely affect a Fund’s performance. In addition, large movements of assets into and out of a Fund may negatively impact the Fund’s ability to achieve its investment objectives or its desired level of operating expenses. For these reasons, effective September 1, 2004, each Fund will begin assessing a 2.00% redemption fee on shares purchased and held for less than one month. The Funds will use the first-in, first-out (FIFO) method to determine the one-month holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one month, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by shareholder that does not remain in a Fund for a one month period from the date of purchase. Shares purchased before September 1, 2004 will not be subject to the redemption fee. The fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for one month, the redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to redemptions made under a Fund’s Systematic Withdrawal Plan. In addition, the redemption fee may not apply in certain circumstances where it is not currently practicable for a Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans, including, but not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). The redemption fee may also be waived on certain exchanges between Funds at the investment advisor’s discretion. While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short-term trading effected through financial intermediaries.

Please bear in mind that the Funds are not in a position to monitor all trading behavior, nor do we feel that adding the costs of establishing such a process would benefit Fund shareholders. The Funds may track the behavior of shareholders that appear to disrupt the management of the Funds. In addition to the establishment of a redemption fee, to help protect the interests of long-term investors and reward them for their commitment to the Funds’ strategies, the Funds may close any shareholder account to new purchases when, in the opinion of the Fund, the trading activity is disruptive to the management of a Fund. At all times, the Funds will act on behalf of the best interest of its long-term shareholders.

Please retain this Supplement with the Prospectus.
The date of this Supplement is August 24, 2004